Exhibit 99.2 ® Corporate Presentation Second Quarter 2024 Confidential 1

Forward Looking Statement Any statements in presentation other than statements of historical fact are forward-looking statements. Forward-looking statements include, but are not limited to, statements about future expectations, plans and prospects for Ikena Oncology, Inc. including statements regarding the market and therapeutic potential of IK-595, the size of various patient populations, the expectation that clinical activity will be consistent with preclinical data, the potential partnerships or combinations of IK-595 and other statements containing the words “will,” “would,” “continue,” “expect,” “should,” “anticipate” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on numerous assumptions and assessments made in light of Ikena’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments, geopolitical factors and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The various factors that could cause Ikena’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements, include, but are not limited to, its ability to obtain funding for its operations necessary to complete further development and commercialization of its product candidates, the rate and degree of market acceptance of its product candidates, its reliance on third-parties, including the ability and willingness of its third-party strategic collaborators to continue research and development activities relating to its development candidates and product candidates, and its ability to contract with third-party suppliers and manufacturers and their ability to perform adequately. No assurance can be given that such expectations will be realized and persons reading this communication are, therefore, cautioned not to place undue reliance on these forward-looking statements. Additional risks and information about potential impacts of financial, operational, economic, competitive, regulatory, governmental, technological, and other factors that may affect Ikena can be found in Ikena’s filings, including its most recently filed Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, the contents of which are not incorporated by reference into, nor do they form part of, this communication. Forward-looking statements in this communication are based on information available to us, as of the date of this communication and, while we believe our assumptions are reasonable, actual results may differ materially. Subject to any obligations under applicable law, we do not undertake any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. Confidential 2 2

Ikena is Focused on Differentiated Therapies for RAS and RAF Altered Cancers Advancing a novel MEK-RAF molecular glue with the potential to transform outcomes in areas of high unmet need Candidate Interventions IND Enabling Phase 1 Later Stage Development Target Indications Monotherapy RAS and RAF altered cancers IK-595 MEK-RAF Combination Preclinical synergies with multiple agents IK-595 is designed to overcome the limitations of existing MEK and next gen MEK-RAF inhibitors with broad potential for patients with mutations across the RAS field both as a monotherapy and in combination IK-595 is designed with a greater therapeutic index and strong binding glue of MEK-RAF complex Dose escalation ongoing; early PK and PD data encouraging toward potential optimized therapeutic window; recruiting RASm and RAFm patients Company ended Q1 2024 with >$157M in cash with ongoing efforts to maximize shareholder value including potential strategic alternatives 3 1 ACS and https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3457779/

Significant Unmet Need in RAS and RAF Altered Cancers

Delivering a BIC MEKi could transform the armamentarium of MAPK targeted therapies



Pancreatic cancer is diagnosed in **~500,000 patients annually** worldwide, with **~90% harboring KRAS mutations**

Both incidence and mortality have increased over the last 3 decades worldwide

Effective treatment options are **limited** resulting in **less than 5%** of advanced patients **alive at 5 years** underscoring the **significant unmet need**[2,4,5]

Colorectal cancer is the **third most common cancer;** projected to increase to 3.2 million new cases worldwide by 2040 & **~40-55% harboring KRASm and/or NRASm**[1]

RAS/RAF alterations have also been implicated in **acquired resistance** to **EGFRi in CRC**

As **third leading cause of cancer deaths**, **outcomes in advanced disease are poor** with a 15% survival rate at 5 years[1,2]

BRAF II/III and CRAFm represent **targeted populations across multiple tumor types** (~1.4% overall with higher frequency in melanoma, NSCLC and CRC) where **IK-595** has a potentially **unique MoA advantage** in multiple indications that are **completely unaddressed by existing therapies**[3]

[1]Multi source: Arch Med Sci 2022, Frontiers 2022, `Morgan E, et al. Gut 2023;72:338–344, Nature. 2012 Jun 28;486(7404):537-40; [2]CA Cancer J Clin. 2020;70(03):145–164; [3]Multi source: Exp Biol Med 2021, Cancer Discov. 2017 Aug;7(8):818-831; [4] Multi source: Clin Med. 2024 Apr 4;13(7):2103, World J Gastroenterol. 2022 Aug 28; 28(32): 4698–4715., A Cancer J Clin. 2021 May;71(3):209-249.

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Unique MoA and Differentiated Profile Unlock Efficacy Opportunities Unachievable with Existing Therapies

Preclinical data shows potential for superiority to 1st gen MEKi, Pan-RAFi and MEK-RAF combinations

IK-595 glues MEK & RAF in an inactive complex to prevent CRAF bypass and kinase-independent CRAF function



RASm
A/B-RAF
CRAF
IK-595
MEK 1/2
CRAF
IK-595
MEK 1/2

IK-595 MOA Design for Superior Pathway Inhibition

Stabilizes MEK and all RAF isoforms in an inactive conformation

- Inhibits MEK and ERK1/2 phosphorylation
- Alleviates therapeutic resistance through CRAF-mediated bypass
- Less susceptible to ARAF-mediated resistance

Tuned PK Enables Breaks in Normal Tissue

PK profile designed to maximize human therapeutic index

- Intermittently high exposures to drive antitumor activity while sparing healthy cells

Aiming to Address Broad Unmet Clinical Need

Clinical opportunity in indications unaddressed with current therapies

- NRASm, KRASm, other MAPK-dependent cancers such as BRAFm type II/III or CRAFm
- Combines synergistically with inhibitors to RAS, compensatory pathways and chemotherapies

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IK-595 Stabilizes MEK-RAF in an Inactive Conformation IK-595 Co-Crystal Structure with MEK-BRAF Complex αC-helix locked in an inactive form Inactive confirmation designed to prevent RAF dimer formation; essential for downstream signaling in KRAS/NRAS tumors Confidential 6 6

IK-595 Stabilized MEK-CRAF, MEK-BRAF, and MEK-ARAF Complexes in Cells Mass spectrometry characterization of MEK/RAF interactions ND: Not detected 4 3 2 1 0 Compounds treated at IC 90 IK-595 also stabilized Class I, II and III BRAF mutant proteins in inactive complex with MEK Confidential 7 7 DMSO Trametinib VS-6766 Trametiglue IK-595 CRAF-MEK Interaction (Fold Induction)

IK-595 Demonstrates Robust and Prolonged pMEK and pERK Inhibition pERK Inhibition is Downstream of MEK and Prolonged Inhibition Demonstrates Lack of Feedback Activation pMEK Inhibition Indicative of Blocking RAF Activity 5637 (CRAF amplified Bladder) 0.5 In vitro MEK Phosphorylation (HCT116 cells) 0.4 20 0.3 15 0.2 10 0.1 4 0.0 1 10 100 3 Time (Hours) 2 Trametinib Avutomentinib IK-595 1 *Compounds dosed at pERK IC 90 0 NCI-H2122 (KRASmut Lung) AsPC1 (KRASmut Pancreatic) Hours 4 48 4 48 4 48 4 48 4 48 4 48 4 48 4 48 4 48 0.5 DMSO IK-595 Avutomentinib Trametinib Trametiglue 0.5 PD901 Binimetinib Selumetinib Cobimetinib 0.4 0.4 0.3 0.3 0.2 0.2 0.1 0.1 0.0 0.0 1 10 100 1 10 100 Time (Hours) Time (Hours) Confidential 8 8 Normalized pMEK to tMEK Ratio Normalized pERK to tERK Ratio Normalized pERK to tERK Ratio Normalized pERK to tERK Ratio

IK-595 Dosed Intermittently Maintained In Vivo Efficacy while Improving Tolerability Long-term IK-595 Intermittent Dosing Well Tolerated Challenging Model Showing Efficacy and Tolerance at Multiple Doses Tumor Volume Tumor Volume Body Weight Change AsPC-1 KRAS G12D PDAC AsPC-1 KRAS G12D PDAC AsPC-1 KRAS G12D PDAC 2000 2000 Vehicle 30 Vehicle IK-595 3 mg/kg IK-595 2mg/kg QD 1500 IK-595 6 mg/kg QOD 1500 20 IK-595 6mg/kg QOD 1000 10 1000 500 0 500 0 -10 0 0 5 10 15 20 25 0 5 10 15 20 25 0 20 40 60 80 Days of Treatment Days of Treatment Days of Treatment IK-595 3 mg/kg QD IK-595 6 mg/kg QOD Vehicle Day 21 Day 21 Body Weight Change Day 21 AsPC-1 KRAS G12D PDAC 10 0 -10 -20 0 20 40 60 80 Days of Treatment Confidential 9 9 Mean tumor volume 3 (mm ) +/- SEM Mean % Body weight change +/-SEM Mean tumor volume 3 (mm ) +/- SEM Body weight change (%)

IK-595 Demonstrated Antitumor Activity Across Tumor Models Bearing RAS/MAPK Pathway Alterations



5-Day Cell Viability Screen
IK-595
Percent Inhibition (AUC)
150000
100000
50000
0
****
****
*
***
RAS Wild-Type
KRASmut
NRASmut
BRAFV600
Non-BRAFV600
CRAF Alteration
EGFRmut
PI3K-PTENmut



Tumor Responses
CDX and PDX Models
Relative Tumor Volume
10
5
0
-10
-20
CRC
AML
NSCLC
NSCLC
NSCLC
NSCLC
PDAC
CRC
SKCM
PDAC
SKCM
NSCLC
NSCLC
AML
PDAC
SKCM
AML
SKCM
NSCLC
NSCLC
NSCLC
BLCA
NSCLC
PDAC
NSCLC
CRC
BLCA
NSCLC
HNSC
SKCM
RAS/RAF Wild-type
KRAS G12C
KRAS G12D
KRAS G12V
KRAS G12R
KRAS G12S
KRAS G13D
KRAS K117N
NRAS Mutant
BRAF Class II
BRAF Class III
BRAF Fusion
NF1 Mutant

10

Broad IK-595 Antitumor Activity Across MAPK Pathway Mutant Cancer Models AsPC-1 NCI-H441 ME-21-0234 LU-01-1397 LU-01-1514 NCI-H441 Tumor Growth ME-21-0234 Tumor Growth LU-01-1397 Tumor Growth LU-01-1514 Tumor Growth KRAS G12V NSCLC NRAS G12D SKCM BRAF Class II (G469A) NSCLC BRAF Fusion NSCLC KRAS G12D Pancreatic KRAS G12V NSCLC NRAS G12D SKCM BRAF Class II (G469A) NSCLC BRAF Fusion NSCLC 1500 Vehicle 2500 2500 1500 2000 Vehicle Vehicle Vehicle Vehicle IK-595 6 mg/kg Q0D 2000 2000 IK-595 6mg/kg QOD IK-595 6 mg/kg Q0D IK-595 6 mg/kg QOD IK-595 6 mg/kg Q0D 1000 1500 1000 1500 1500 1000 1000 1000 500 500 500 500 500 0 0 0 0 0 0 10 20 30 0 10 20 30 0 10 20 30 0 10 20 30 0 5 10 15 Days of Treatment Days of Treatment Days of Treatment Days of Treatment Days of Treatment HCT-116 PSN-1 CR14818 HN-13-0336 SKMES-1 PSN-1 Tumor Growth HN-13-0336 Tumor Growth SKMES-1 Tumor Growth CR14818 Tumor Growth KRAS G12R PDAC NRAS Q61 CRC BRAF Class III HNSCC NF1 Mutant NSCLC KRAS G13D CRC KRAS G12R PDAC NRAS Q61 CRC BRAF Class III NSCLC NF1 NSCLC 2500 Vehicle 2000 2500 1500 1500 Vehicle 2000 Vehicle Vehicle IK-595 6 mg/kg Q0D Vehicle IK-595 6 mg/kg QOD 2000 IK-595 6 mg/kg Q0D IK-595 6 mg/kg QOD IK-595 6 mg/kg QOD 1500 1500 1000 1000 1500 1000 1000 1000 500 500 500 500 500 0 0 0 0 0 0 5 10 15 20 25 0 10 20 30 40 0 5 10 15 20 0 5 10 15 20 0 10 20 30 Days of Treatment Days of Treatment Days of Treatment Days of Treatment Days of Treatment Confidential 11 11 Mean tumor volume Mean tumor volume 3 3 (mm ) +/- SEM (mm ) +/- SEM

Superior Anti-tumor Activity Compared to other MAPK Pathway Inhibitors st Superior activity vs. mutant-specific RAS inhibitors Superior activity vs. 1 Gen MEK inhibitors HCT-116 KRAS G13D CRC Rat Model: Dose / PK KRAS G12C Inhibitor KRAS G12D Inhibitor NCI-H2122 KRAS G12C NSCLC AsPC-1 KRAS G12D PDAC 8000 Vehicle ✱✱✱✱ ✱ ✱ ✱ ✱ 120 120 Trametinib 0.06 mg/kg QD • Trametinib plasma 6000 IK-595 0.3mg/kg QOD 100 100 concentration matches human PK at MTD 80 4000 80 • IK-595 dose chosen for 60 plasma concentration 60 2000 exceeding IC for ~3h 90 40 based on <3x MTD 40 established in 28d rat 0 tox study 0 5 10 15 20 25 Days of Treatment Superior activity vs. 2nd Gen MEK inhibitors Superior activity vs. pan-RAS inhibitor Avutometinib NST-628 IMM-1-104 KRAS Mutant NRAS Mutant BRAF Mutant 10000 ✱ ✱ ✱ ✱ 10000 ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ 100000 10000 ✱✱✱✱ ✱ 10000✱ 100 1000 1000 10000 1000 1000 10 1000 100 100 100 100 100 1 10 10 10 10 10 1 1 1 0.1 1 1 0.1 0.1 0.1 0.1 0.1 IK-595 Avutometinib IK-595 NST-628 0.01 IK-595 RMC-7977 IK-595 IMM-1-104 IK-595 RMC-7977 IK-595 RMC-7977 Confidential 12 12 IK-595 Sotorasib IK-595 MRTX1133 IC (nM) 3 50 Tumor Volume (mm ) IC (nM) 50 IC (nM) 50 IC (nM) 50 Percent Tumor Growth Inhibition IC (nM) 50 Percent Tumor Growth Inhibition IC (nM) 50

Synergy of IK-595 with Multiple Combo Agents; Broad Expansion Opportunities Beyond Monotherapy In-Pathway RAS Inhibitors Mediators of Resistance Chemotherapy Combinations KRAS G12C Inhibitors BI-3406 (SOS1 Inhibitor) Lapatinib (EGFR/HER2 Inhibitor) Tucatinib (HER2 Inhibitor) Paclitaxel Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score 0 10 20 30 40 50 0 20 40 60 80 0 5 10 15 20 25 0 20 40 60 80 100 0 10 20 30 RMC-6291 NCIH1373 SKCO-1 SKCO-1 HPAC Sotorasib HPAF LS180 LS180 HPAF-II Adagrasib NCIH2122 HCT-116 HCT-116 Divarasib DANG MRTX1133 (KRAS G12D Inhibitor) RMC-4550 (SHP2 Inhibitor) Everolimus (mTOR Inhibitor) Inavolisib (PI3Kα Inhibitor) Gemcitabine Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score 0 20 40 60 0 10 20 30 0 20 40 60 80 0 10 20 30 40 50 0 5 10 15 20 25 NCIH1373 NCI-H1373 NCI-H2122 PSN-1 AsPC-1 HPAF NCI-H2122 DANG NCI-H1373 HPAC NCIH2122 MiaPACA-2 HPAF AsPC-1 RMC-7977 (Pan-RAS Inhibitor) LX-254 (Pan-RAF Inhibitor) Loewe Sum of Synergy Score Loewe Sum of Synergy Score 0 20 40 60 80 100 0 10 20 30 40 DAN-G HPAF PSN-1 NCI-H2122 Mia-PACA-2 AsPC-1 Confidential 13 13

st nd IK-595: Potentially Optimal MAPK Combo Partner, Outperformed 1 and 2 Gen MEKi Preclinically Opportunity for combination with G12Ci and broader RASi field as it develops NCI-H358 KRAS G12C NSCLC Sotorasib Synergy Sotorasib Synergy Tumor Growth Apotosis NCI-H358 KRAS G12C NSCLC Tumor Growth NCI-H358 KRAS G12C NSCLC NCI-H358 KRAS G12C NSCLC Apoptosis Proliferation 60 1500 ✱ ✱ 1000 100 ✱ ✱ ✱✱ 500 40 90 200 80 20 70 60 0 50 0 0 10 20 30 Days of Treatment Vehicle Sotorasib 10mg/kg IK-595 0.3 mg/kg Sotorasib 10mg/kg + IK-595 0.3mg/kg Beneficial antitumor activity also observed when IK-595 was combined with G12C on-state inhibitors, G12D inhibitors and pan-KRAS inhibitors as well as in G12C resistant tumor models Confidential 14 14 DMSO Sotorasib IK-595 + Sotorasib Trametinib + Sotorasib Avutometinib + Sotorasib IK-595 Trametinib Avutometinib Bliss Sum of Synergy Score Apoptotic Cells (%) Tumor Volume 3 (Mean +/- SEM, mm )

Combo Partner of Choice: IK-595 Added Significant Preclinical Tumor Benefit in Chemo-Resistant PDAC Tumor Growth Tumor Growth PSN-1 KRAS G12R PDAC PSN-1 KRAS G12R PDAC 2500 2000 Vehicle Vehicle IK-595 Irinotecan 2000 Gemcitabine 1500 1500 1000 PSN-1 KRAS G12R PDAC Model IK-595 1000 500 500 Adding IK-595 after tumor growth 0 0 increases, in multiple chemo 0 10 20 30 40 0 10 20 30 Days of Treatment regimens, include gemcitabine, 1st Days of Treatment line SOC in PDAC, triggered tumor Tumor Growth Tumor Growth PSN-1 KRAS G12R PDAC PSN-1 KRAS G12R PDAC regression 2500 2000 Vehicle Vehicle IK-595 Gemcitabine + IK-595 Oxaliplatin 2000 Abraxane 1500 1500 1000 1000 500 500 0 0 0 10 20 30 40 0 10 20 30 40 Days of Treatment Days of Treatment Confidential 15 15 Tumor Volume Tumor Volume 3 (Mean +/- SEM, mm ) 3 (Mean +/- SEM, mm ) Tumor Volume 3 (Mean +/- SEM, mm ) Tumor Volume 3 (Mean +/- SEM, mm )

First-in-Human Study of IK-595 in Patients with RAS or RAF Altered Advanced Solid Tumors

Clinical Strategy Capitalizes on BIC Profile to Explore Early PoC in MEKi Differentiated Indications

Dose Escalation

Advanced Solid Tumor Pts Harboring Alterations in the RAS-MAPK Pathway

- *Starting dose 0.5 mg QoD, currently evaluating 2mg QoD*
- *Safety and Tolerability, RP2D and/or MTD of IK-595*
- *Pharmacokinetics*
- *Pharmacodynamics in blood and tumor*
- *Antitumor activity per RECIST 1.1*
- *Flexibility for dose schedule exploration to optimize therapeutic profile*
- *Option to Backfill dose cohorts with targeted expansion indications*

Dose Expansion

Dose expansion guided by dose escalation and potential backfill populations

NRASm, including e.g. CRC, melanoma

KRASm, including e.g. PDAC, CRC, NSCLC

Tumor agnostic, e.g. BRAFm type II/III or CRAFm

Potential combinations include other targeted therapies in RAS/RAF pathway, mAbs, chemo

Ongoing Enrollment in Phase 1 Dose-Escalation Trial of IK-595 as a Monotherapy and in Combination

NCT06270082, Study IK-595-001

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Preliminary PK and PD Data Supports Intermittent Dosing and Optimized Therapeutic Index Robust pathway inhibition observed with recovery in dosing interval Achieved transient, high plasma Dose dependent pERK suppression with concentrations to drive pathway inhibition recovery during dosing interval with recovery before next dose 1 IK-595 at 1mg approaches Emax of approved MEKi Data from 2mg cycle 1 day 1 pending Preliminary data from the ongoing Study IK-595-001, data cut 05/23/2024 Confidential 17 17 1 Clin Cancer Res 2010 Mar 1;16(5):1613-23.

Preliminary Human PK/PD Consistent with Translational Data in Mouse Models • IK-595 demonstrated tumor PD and anti-tumor activity in some mouse xenograft models at doses where blood pERK inhibition is >60% 2-4 Hrs after dosing (shaded box) • Doses associated with antitumor activity in mouse models Data suggest that clinical doses ≥ 2mg could potentially achieve the level of PD associated with antitumor activity in mouse models Confidential 18 18

Ikena is Aims to Address Key Gap in the Targeted RAS Pathway Treatment Ecosystem Advancing a novel MEK-RAF molecular glue with the potential to transform outcomes in areas of high unmet need Efficient Potential Fast to POTENTIAL BEST IN CLASS MEK/RAFI DATA DRIVEN CLINICAL STRATEGIES Market Strategies as a Monotherapy • Confirm BIC profile; optimize ✓ Developed to deliver an dose and schedule: optimized therapeutic index Rapid Initiation of • PK/PD/Safety/Efficacy in Combination Strategy to targeted indications ✓ Designed to overcome Maximize Asset Potential • Monotherapy Testing in RASm, resistance to MAPK targeted RAFm cancers therapies High Unmet Need and • Combinations with potential to Meaningful Market ✓ Potential to rise as broaden indications and move to Opportunities to Drive combination partner of choice earlier lines Potential Value Ikena ended Q1 2024 with >$157M in cash IK-595 is well positioned for potential near-term value inflections 19

® Confidential 20